UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2012

Qlik Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34803	20-1643718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Radnor Chester Road Suite E220 Radnor, Pennsylvania		19087
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (888) 828-9768

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 9, 2012, Qlik Technologies Inc. (“QlikTech”) issued a press release and is holding a conference call regarding its preliminary financial results for the quarter ended June 30, 2012. The press release, which includes information regarding QlikTech’s use of non-GAAP financial measures, is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Various statements to be made during the conference call are forward-looking statements, including, but not limited to, statements regarding the value and effectiveness of QlikTech’s products, the introduction of product enhancements or additional products and QlikTech’s growth, expansion and market leadership, that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause QlikTech’s results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plan,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may”, “will,” “might,” “momentum,” “could,” “seek” and similar words. QlikTech intends all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: risks and uncertainties inherent in QlikTech’s business; QlikTech’s ability to attract new customers and retain existing customers; QlikTech’s ability to effectively sell, service and support its products; QlikTech’s ability to manage its international operations; QlikTech’s ability to compete effectively; QlikTech’s ability to develop and introduce new products and add-ons or enhancements to existing products; QlikTech’s ability to continue to promote and maintain its brand in a cost-effective manner; QlikTech’s ability to manage growth; QlikTech’s ability to attract and retain key personnel; currency fluctuations that affect QlikTech’s revenues and costs; the scope and validity of QlikTech’s intellectual property rights applicable to its products; adverse economic conditions in general and adverse economic conditions specifically affecting the markets in which QlikTech operates; and other risks more fully described in QlikTech’s publicly available filings with the Securities and Exchange Commission (the “SEC”), including those discussed in the sections titled “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of QlikTech’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2012, which will be filed with the SEC in the third quarter of 2012. Past performance is not necessarily indicative of future results. There can be no assurance that the actual results or developments anticipated by QlikTech will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, QlikTech. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements and estimates will be achieved.

All written and verbal forward-looking statements attributable to QlikTech or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. QlikTech cautions investors not to rely too heavily on the forward-looking statements it makes or that are made on QlikTech’s behalf. The information conveyed on the conference call will be provided only as of the date of the conference call. QlikTech anticipates that subsequent events and developments will cause its views to change. QlikTech undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing QlikTech’s views as of any date subsequent to the date of the conference call.

The information in Item 2.02 of this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release of Qlik Technologies Inc. dated July 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLIK TECHNOLOGIES INC.

	By:	/s/ William G. Sorenson
Name: William G. Sorenson
Title: Chief Financial Officer and Treasurer

Dated: July 9, 2012